                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints J. Larry Sorsby and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

------------------------------------------------------------------------------------------------------------------------
                 Signature                                    Title                                Date
                 ---------                                    -----                                ----
------------------------------------------------------------------------------------------------------------------------
         /s/ Kevork S. Hovnanian             Chairman of the Board                         December 27, 2000
         ----------------------------
               Kevork S. Hovnanian
------------------------------------------------------------------------------------------------------------------------
        /s/ Ara K. Hovnanian
        -----------------------------        Chief Executive Officer, President and        December 27, 2000
                Ara K. Hovnanian             Director
------------------------------------------------------------------------------------------------------------------------
        /s/ Paul W. Buchanan
        -----------------------------        Senior Vice President - Corporate             December 27, 2000
                Paul W. Buchanan             Controller and Director
------------------------------------------------------------------------------------------------------------------------
        /s/ Peter S. Reinhart
        -----------------------------        Senior Vice President, General                December 27, 2000
                Peter S. Reinhart            Counsel/Secretary and Director
------------------------------------------------------------------------------------------------------------------------
        /s/ J. Larry Sorsby
        -----------------------------        Executive Vice President, Chief               December 27, 2000
                 J. Larry Sorsby             Financial Officer and Director
------------------------------------------------------------------------------------------------------------------------

        -----------------------------        Director                                      December ____, 2000
               Arthur M. Greenbaum
------------------------------------------------------------------------------------------------------------------------

        -----------------------------        Director                                      December ____, 2000
               Desmond P. McDonald
------------------------------------------------------------------------------------------------------------------------

        -----------------------------        Director                                      December ____, 2000
               Stephen D. Weinroth
------------------------------------------------------------------------------------------------------------------------

                               POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints J. Larry Sorsby and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

------------------------------------------------------------------------------------------------------------------------
                 Signature                              Title                                    Date
                 ---------                              -----                                    ----
------------------------------------------------------------------------------------------------------------------------
        /s/ Kevork S. Hovnanian
        ---------------------------          Chairman of the Board                         December 27, 2000
            Kevork S. Hovnanian
------------------------------------------------------------------------------------------------------------------------
        /s/ Ara K. Hovnanian
        ---------------------------          Chief Executive Officer, President and        December 27, 2000
             Ara K. Hovnanian                Director
------------------------------------------------------------------------------------------------------------------------
        /s/ Paul W. Buchanan
        ---------------------------          Senior Vice President - Corporate             December 27, 2000
             Paul W. Buchanan                Controller and Director
------------------------------------------------------------------------------------------------------------------------
        /s/ Peter S. Reinhart
        ---------------------------          Senior Vice President, General                December 27, 2000
             Peter S. Reinhart               Counsel/Secretary and Director
------------------------------------------------------------------------------------------------------------------------
        /s/ J. Larry Sorsby
        ---------------------------          Executive Vice President, Chief               December 27, 2000
              J. Larry Sorsby                Financial Officer and Director
------------------------------------------------------------------------------------------------------------------------

                               POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints J. Larry Sorsby and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

-----------------------------------------------------------------------------------------------------------
                 Signature                                Title                               Date
                 ---------                                -----                               ----
-----------------------------------------------------------------------------------------------------------
         /s/ Kevork S. Hovnanian
        ---------------------------          Chairman of the Board                    December 27, 2000
             Kevork S. Hovnanian
-----------------------------------------------------------------------------------------------------------
        /s/ Ara K. Hovnanian
        ---------------------------          Chief Executive Officer, President and   December 27, 2000
             Ara K. Hovnanian                Director
-----------------------------------------------------------------------------------------------------------
         /s/ Paul W. Buchanan
        ---------------------------          Senior Vice President - Corporate        December 27, 2000
             Paul W. Buchanan                Controller and Director
-----------------------------------------------------------------------------------------------------------
         /s/ Peter S. Reinhart
        ---------------------------          Senior Vice President, General           December 27, 2000
             Peter S. Reinhart               Counsel/Secretary and Director
-----------------------------------------------------------------------------------------------------------
         /s/ J. Larry Sorsby
        ---------------------------          Executive Vice President, Chief          December 27, 2000
              J. Larry Sorsby                Financial Officer and Director
-----------------------------------------------------------------------------------------------------------